UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2009

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 11, 2009, the Computer Sciences Corporation (the “Company”) issued a press release reporting its preliminary financial results for the fiscal quarter ended October 2, 2009.  In addition, at 5:00 PM, on November 11, 2009, the Company held a teleconference to discuss the Company's second quarter results, which included a slide presentation accessible on the Company’s website at http://www.csc.com/ investor relations.  The press release is attached hereto as Exhibit 99.1. The slide presentation presented at the teleconference is attached hereto as Exhibit 99.2,

This information is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit

99.1 Earnings Release (furnished herewith)
99.2 Slide Presentation (furnished herewith)

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: November 11, 2009
  By  /s/   Michael J. Mancuso

        Michael J. Mancuso

        Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1 Earnings Release (furnished herewith)
99.2 Slide Presentation (furnished herewith)